Exhibit 10.32

CONFESSION OF JUDGMENT PROMISSORY NOTE

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

Sterling, Loudoun County, Virginia	__, 2012

$_______________

FOR VALUE RECEIVED, the undersigned, ICEWEB, INC., a Delaware corporation, maker (the “Maker”), promises to pay IWEB GROWTH FUND, LLC, a Virginia limited liability company, payee ("Payee"), or order (Payee or Payee’s order, following endorsement of this Confession of Judgment Promissory Note, shall be referred to as “Holder”), at such place as the Holder hereof may, from time to time, designate in writing, the principal sum of _________________ Dollars ($________) plus simple interest at twelve percent (12%) per annum, shall be payable in full by the close of business, one (1) year from date (the “Maturity Date”).

Maker may prepay the principal amount of this Confession of Judgment Promissory Note at any time, without penalty.

If Maker does not pay the total amount of principal plus all accrued interest due at the Maturity Date, Holder will give Maker not less than ten (10) days written notice that principal plus all accrued interest is past due. If Maker does not pay the principal amount plus all accrued interest (which shall continue to accrue through the date of payment) following the passage of the ten (10) day notice period, Maker will be in default (“Default”). Following Default, Holder may cause judgment to be confessed against Maker, or cause any collateral security to be sold in accordance with the security agreement, or both, in any order, or simultaneously.

Following Default Maker agrees to continue to pay interest at twelve (12%) percent (12%) per annum, plus all expenses incurred by Holder in the collection of this Confession of Judgment Promissory Note, including reasonable attorneys' fees of not more than twenty percent (20%) of the principal and all interest then due under this Confession of Judgment Promissory Note.

With the exception of the ten (10) day written notice above, presentment for payment, notice of dishonor, protest and notice of protest, and any other notice of default under this Confession of Judgment Promissory Note, are hereby expressly waived by Maker.

This Note is made for a business purpose.

This Note shall be governed by the laws of the Commonwealth of Virginia.

TO THE CLERK OF THE CIRCUIT COURT OF LOUDOUN COUNTY, VIRGINIA, Greetings:

Be it known to you that ICEWEB, INC., a Delaware corporation, the Maker is indebted to IWEB GROWTH FUND, LLC, a Virginia limited liability company, Payee, or order, the order of Payee being the Holder, in the principal sum of ____________ Dollars ($_________) plus simple interest at twelve percent (12%) per annum, payable in full by the close of business, one (1) year from date, the Maturity Date.

If Maker does not pay the total amount of principal plus all accrued interest due at the Maturity Date, Holder will give Maker not less than ten (10) days written notice that principal plus all accrued interest is past due. If Maker does not pay the principal amount plus all accrued interest (which shall continue to accrue through the date of payment) following the passage of the ten (10) day notice period, Maker will be in Default. Following Default, Holder may cause judgment to be confessed against Maker, or cause any collateral security to be sold in accordance with the security agreement, or both, in any order, or simultaneously.

Following Default Maker agrees to continue to pay interest at twelve (12%) percent (12%) per annum, plus all expenses incurred by Holder in the collection of this Confession of Judgment Promissory Note, including reasonable attorneys' fees of not more than twenty percent (20%) of the principal and all interest then due under this Confession of Judgment Promissory Note.

The Maker does hereby constitute and appoint WILLIAM GARDNER, ESQUIRE, its true and lawful attorney-in-fact, and with full power and authority hereby given to appear before you in your said office and for him to confess judgment before you therein against Maker ICEWEB, INC., a Delaware corporation and in favor of the Holder of this Confession of Judgment Promissory Note, for the principal sum of _____________ Dollars ($_________) plus simple interest at twelve percent (12%) per annum, together with the cost of confessing and entering of said judgment; and Maker further agrees that said attorney-in-fact may appear before you in your said office and confess judgment for reasonable attorneys' fees of not more than twenty percent (20%) of the principal and all interest then due under this Confession of Judgment Promissory Note.

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WITNESS THE HAND AND SEAL OF THE UNDERSIGNED:

MAKERS:

ICEWEB, INC., a Delaware corporation

By:	_______________________________________(Seal)
Rob Howe, CEO

COMMONWEALTH OF VIRGINIA

COUNTY OF LOUDOUN, to wit:

The foregoing instrument was acknowledged before me this __ day of November, 2012 by ROB HOWE, CEO of ICEWEB, INC. a Delaware corporation, Maker.

_______________________________
Notary Public

_______________________________
Print Name of Notary Public

My Commission Expires: _____________________

My Registration Number is: ____________________

FOR VALUE RECEIVED, AND WITHOUT RECOURSE ON THE

UNDERSIGNED, PAY TO THE ORDER OF HAROLD E. SOYSTER

IWEB GROWTH FUND

BY:	____________________________
MY LE PHUONG, MANAGER

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